UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2024

YCQH AGRICULTURAL TECHNOLOGY CO. LTD

(Exact Name of Registrant as Specified in Charter)

Nevada	333-252500	61-1948707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.1002, Block 2, No.5, Annex 5, No.188,
Beizhan East Road, Shapingba District, Chongqing, China	400030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 15016720830

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (the “Report”) of YCQH Agricultural Technology Co. Ltd. (the “Company”), originally filed with the United States Securities and Exchange Commission (the “SEC”) on December 2, 2024, is solely for the purpose of correcting the name of the registrant set forth on the signature page of the Report, and to clarify Ms. Yin Yixuan’s position as the Company’s Chief Executive Officer. Except as expressly stated above, this Form 8-K/A is identical to the Report and does not reflect any events occurring after the date of the Report as filed with the SEC on December 2, 2024, or otherwise modify or update any of the information contained therein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 30, 2024, Ms. WANG Min (“Ms. Wang”) resigned from all positions at the Company, including her roles as a director on the Board of Directors (the “Board”) and as the Chief Executive Officer. Ms. Wang’s resignation was not due to any disagreement with the Company regarding its operations, policies, or practices. On November 25, 2024, Ms. Wang notified the Board of her decision to resign, and the Board accepted her resignation. A copy of Ms. Wang’s resignation letter is filed as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 25, 2024, following receipt of Ms. Wang’s resignation letter, the Board elected Ms. Yin Yixuan (“Ms. Yin”) as a director and as the Chief Executive Officer of the Company, effective November 30, 2024, to fill the vacancy. There are no arrangements or understandings between Ms. Yin and any other person pursuant to which she was appointed to these positions. On November 29, 2024, Ms. Yin entered into a written employment agreement with the Company as the Chief Executive Officer. The initial term of her employment is set for three years from the date of the agreement, unless terminated earlier in accordance with the terms of the agreement. Ms. Yin’s annual salary will be determined by the Board on an annual basis, subject to review and adjustment as deemed appropriate by the Board. Except for her employment relationship with the Company and the related compensation arrangements, there are no relationships involving Ms. Yin that require disclosure under Item 404(a) of Regulation S-K. A copy of the employment agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Employment Agreement
17.1	Resignation Letter
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YCQH Agricultural Technology Co. Ltd.

Dated: December 3, 2024	By:	/s/ Yin Yixuan
	Name:	YIN Yixuan
	Title:	Chief Executive Officer